UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 7, 2018

STRATA SKIN SCIENCES, INC.
(Exact Name of Registrant Specified in Charter)

Delaware	000-51481	13-3986004
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

100 Lakeside Drive, Suite 100, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   215-619-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.  Regulation FD Disclosure.

On January 8, 2018, STRATA Skin Sciences, Inc. (the "Company") sent a letter (the "Company Letter") to Sabby Management, LLC ("Sabby") responding to Sabby's letter addressed to the Company's Board of Directors dated January 2, 2018 and the Schedule 13D Sabby and its affiliates filed with the Securities and Exchange Commission on January 2, 2018.

The Company has attached the Company Letter as an exhibit to this Form 8-K report, which the Company incorporates by reference in this Form 8-K report as though fully set forth herein.

On January 7, 2018, the Company engaged Fairmount Partners as its financial adviser in connection with the previously announced process led by the Company's Board of Directors to explore and review strategic alternatives focused on enhancing stockholder value.

Item 9.01.          Financial Statements and Exhibits.

Exhibit No.          Exhibit Description
99.1          The Company Letter dated January 8, 2018

Exhibit Index

Exhibit Number	Description

99.1	The Company Letter dated January 8, 2018

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
STRATA SKIN SCIENCES, INC.

By:	/s/ Frank McCaney
Frank McCaney
President and Chief Executive Officer

Dated:   January 8, 2018